UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 14, 2005
EQUITY OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13115 (Commission File Number)	36-4151656 (IRS Employer Identification No.)
EOP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	1-13625	36-4156801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza Suite 2100, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (312) 466-3300
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
SIGNATURES
EXHIBIT INDEX
Credit Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On October 14, 2005, EOP Operating Limited Partnership (“EOP Partnership”) obtained, and fully drew upon, a $500 million unsecured term loan facility (the “Facility”). The Facility matures on October 13, 2006 and bears interest at LIBOR plus a spread of 45 basis points, which spread is subject to change based upon our credit rating. Funds from this Facility may be used for general corporate purposes, including, without limitation, the repayment of indebtedness, the acquisition of properties and for general working capital needs.
     This Facility was used to reduce the amount outstanding under our existing $1.25 billion line of credit. As of October 18, 2005, $593.0 million was outstanding under our $1.25 billion line of credit after application of the proceeds of the Facility. The line of credit balance is expected to increase or decrease from time to time based upon the cash requirements of EOP Partnership. The Facility is governed under the same affirmative and negative covenants as the line of credit. Amounts owed under this Facility are required to be prepaid in the event EOP Partnership issues or offers any unsecured notes, bonds or debt instruments, other than drawings under the existing $1.25 billion line of credit. The Facility is fully and unconditionally guaranteed as to the payment of principal and interest by Equity Office Properties Trust, EOP Partnership’s general partner.
     The foregoing does not purport to be a complete description of the terms of the Facility and is qualified in its entirety by reference to the Facility documents.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST
Date: October 20, 2005	By:	/s/ Marsha C. Williams
Marsha C. Williams
Executive Vice President and Chief Financial Officer

EOP OPERATING LIMITED PARTNERSHIP
		By:	EQUITY OFFICE PROPERTIES TRUST
its general partner

Date: October 20, 2005		By:	/s/ Marsha C. Williams
Marsha C. Williams
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
No.	Description	Location
10.1	Credit Agreement for $500,000,000 Credit Facility dated as of October 14, 2005 among EOP Operating Limited Partnership and the Banks listed therein, and related Guaranty of Payment	Filed herewith